          NUMBER                                       NOCOPI(R)                                                   SHARES
                                           0012201    TECHNOLOGIES      08337
          12201

                                                  NOCOPI TECHNOLOGIES, INC.
    AUTHORIZED CAPITAL
    OF 50,000,000 SHARES               INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT











is the owner of


                            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF
                                                       NOCOPI TECHNOLOGIES, INC.

transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
              This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
              WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

NOCOPI TECHNOLOGIES, INC.

      CORPORATE           Dated:

         SEAL                                           Joel Pinsky                                      Norman A. Gaedner

       MARYLAND                                           Secretary                                         President



                                                                                  Countersigned and Registered:
                                                                                      AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                                                      Transfer Agent
                                                                                                                       and Registrar
                                                                                  By:

                                                                                                                Authorized Signature


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM  -- as tenants in common                                       UNIF GIFT MIN ACT -- ______________ Custodian_____________
   TEN ENT  -- as tenants by the entireties                                                        (Cust)                 (Minor)
   JT TEN   -- as joint tenants with right of
               survivorship and not as tenants in common                                       under Uniform Gifts to Minors
                                                                                               Act__________________
                                                                                                       (State)
                             Additional abbreviations may also be used though not in the above list.

   For value received, _______________________________________________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
 _______________________________________
|                                       |
|                                       |
|_______________________________________|___________________________________________________________________________________________


 ___________________________________________________________________________________________________________________________________
                            Please print or typewrite name and address including postal zip code of assignee

____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________________


_____________________________________________________________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: __________________________________

                                                                               _____________________________________________________


       SIGNATURE(S) GUARANTEED: ____________________________________________________________________________________________________
                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
                                SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                                MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-18.


    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the
Certificate, in every particular, without altercation or enlargement or any change whatever.
